Mining rights	12 Months Ended
Dec. 31, 2018
Mining rights [abstract]
Mining rights
13	Mining rights

The movements in the carrying amount of mining rights during the years are as follow:

	2018	2017
Beginning of the year
Cost	2,406,567	2,406,567
Accumulated impairment losses	(760,296)	(760,296)

Net book value	1,646,271	1,646,271

Movement:
Addition	-	-
Impairment charge for the year	(135,085)	-

End of the year	1,511,186	1,646,271
Cost	2,406,567	2,406,567
Accumulated impairment losses	(895,381)	(760,296)

Net book value	1,511,186	1,646,271

In 2018, due to the slow construction progress and anticipated increasing construction cost input for the coal mine , impairment losses for mining rights of approximately RMB135 million have been recognised. The discount rate applied in determining the recoverable amounts of the mining rights in the value in use model was 9.55%.